GOLDMAN SACHS TRUST

Fundamental Equity Growth Funds
Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares (as applicable) of the
Goldman Sachs All Cap Growth Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Concentrated Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Tollkeeper Fund

Goldman Sachs Financial Square Funds
FST, FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares of the
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund
Goldman Sachs Financial Square Treasury Instruments Fund
Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Tax-Exempt California Fund
Goldman Sachs Financial Square Tax-Exempt New York Fund

Goldman Sachs Fundamental Equity Value Funds
Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares (as applicable) of the
Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund

Goldman Sachs Institutional Liquid Assets Portfolios
ILA Shares, ILA Administration Shares, ILA Service Shares,
ILA Cash Management Shares, ILA Class B Shares and ILA Class C Shares
(as applicable) of the
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Money Market Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio
Goldman Sachs Institutional Liquid Assets Federal Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio

Global Tax-Aware Equity Portfolios
Class A and Institutional Shares of the
Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Retirement Strategies Portfolios
Class A Shares, Institutional Shares, Class R Shares
and Class IR Shares of the
Goldman Sachs Retirement Strategy 2010
Goldman Sachs Retirement Strategy 2015
Goldman Sachs Retirement Strategy 2020
Goldman Sachs Retirement Strategy 2030
Goldman Sachs Retirement Strategy 2040
Goldman Sachs Retirement Strategy 2050

Supplement dated July 29, 2010 to the
Prospectuses dated December 29, 2009

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and GS&Co. entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.

GSAM, GS&Co. and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, GS&Co. and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of GS&Co. and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM managed funds.

This Supplement should be retained with your Prospectus for future reference.

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DECFDSLITSTK 7-10